December 2015 Investor Presentation Exhibit 99.1

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES Forward Looking Statements: Certain information contained in this presentation, including, but not limited to, future store projections of sales, sales per square foot, gross margin, occupancy and selling, general administrative expenses, EBITDA from continuing operations as well four-wall cash flow, constitute forward-looking statements under the federal securities laws. The discussion of forward-looking information requires management of the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-consumer business, the failure to achieve improvement in the Company's competitive position, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the Company's distribution facility, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended January 31, 2015 filed on March 25, 2015 and other Company filings with the Securities and Exchange Commission. The Company assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Non-GAAP Measures: EBITDA, EBITDA from continuing operations and free cash flow are non-GAAP measures. The Company believes that these non-GAAP measures are useful as additional means for investors to evaluate the Company's operating results, when reviewed in conjunction with the Company's GAAP financial statements. Please see Appendix A for additional information concerning these non-GAAP measures and a reconciliation to their respective GAAP measures, where applicable.

DESTINATION XL’s UNIQUE CUSTOMER Not determined by demographic Males of all ages with a waist size 38” and greater Values convenience, comfort, selection and fit over price Desires a good, better, best array of product assortments in all primary lifestyles 3

TRANSFORMING OUR BRAND Began transformation to DXL brand in 2010 to provide customers with a one-stop shopping destination for all his wardrobe needs Capture greater wallet share Attract broader customer audience Opportunity for Growth Target end-of-rack1 customers Leverage website to drive sales 1Waist sizes 38 to 46 inches

ONE-STOP SHOPPING AT ITS BEST More brands Bright Atmosphere Wide aisles Highly Trained Staff Onsite tailoring Large changing rooms 5

LARGEST SELECTION OF BIG AND TALL BRANDS 10 Private label brands 58 Apparel brands 54 Shoe brands 22 Exclusive brands

WHY THE TRANSFORMATION IS WORKING Dominant position as the largest big-and-tall specialty retailer Experience in our markets drives new-store success Destination XL store concept drives high forward comps, long-term sales growth Declining execution risk Increasing operating leverage

Only 4 stores owned by next-largest competitor DXL Owns the big & tall space 354 Total stores Note: Online traffic share as of October 2015 based on third-party market research #1 In online and brick-and-mortar big & tall sales We have been the only successful market entrant No competitor even comes close 56% Online traffic share

Years of Casual Male and DXL store experience differentiates DXL from other retail rollouts MARKET EXPERIENCE DRIVING HIGHLY SUCCESSFUL STORE ROLLOUT First-hand knowledge of existing markets is crucial as we open new DXL stores in those markets Casual Male legacy experience provides years of proprietary sales, sizing and customer data Enables DXL to more precisely meet new-store criteria Yields extremely high store success rate 1 underperforming store in 173 openings long-term sales growth, high forward comps Destination XL stores mature over a five-year period 1based on the average actual performance of DXL stores in years 1-3, with pro forma estimate in years 4-5 10

DXL Year 1 DXL Year 2 DXL Year 3 DXL Year 4 DXL Year 5 Sales per square foot $150 $170 $190 $205 $220 Gross margin, net of occupancy costs 42.0% 44.0% 45.0% 46.0% 47.0% SG&A as a % of sales 26.0% 22.0% 21.0% 21.0% 20.0% Four-wall cash flow 16.0% 22.0% 24.0% 25.0% 27.0% CONSISTENT 4-WALL RETAIL STORE MODEL 1Average retail store results 2Average retail store pro forma estimate 1 2 1 1 1 Currently have sales for 34 DXL retail stores above $200 in sales psf 11

DXL Retail Stores Average Sq. Ft. Year One Sales PSF Year One 4-Wall Cash Flow PSF ROI 2010 – 2012 (48 stores) 9,590 $151 $22 30.0% 2013 (51 stores) 8,441 $145 $25 38.0% 2014 (39 stores) 7,320 $151 $25 43.0% 2015 (29 stores) 6,890 $160 $23 40.0% DXL Outlet Stores 2014 - 2015 (9 stores)3 5,035 $165 $20 55.0% IMPRESSIVE RETURN ON INVESTMENT 1Average store results 2ROI is defined as the internal rate of return calculated on a store four-wall basis over 5 years 3Opened 2 outlet stores in 2014 and 7 outlet stores in 2015 1 1 1,2 Achieving stronger return on investment in first year with smaller store sizes 1

SUCCESS OF SMALL-FORMAT STORES DROVE MARKET OPPORTUNITY STUDY Introduced 5,000-6,500 square foot store concept in Q2 2014 to penetrate smaller markets and increase saturation of larger markets Lowers cap ex and occupancy costs by 20-30% as compared to a 7,000 sq. ft. store Example: Economics of a typical 5,000 square foot DXL in year one in an average market with expected annual sales of ~$800K: Sales per square foot $160 Gross margin, net of occupancy costs 45.5% SG&A as a % of sales 30.5% Four-wall cash flow 15.0% Build out costs $80

SIGNIFICANT INCREASE IN MARKET OPPORTUNITIES Detailed analysis examined population densities and demographics across the U.S. Compared against DXL customer database Compared against established retail trade zones Expands market opportunities into: Conversion of CMXL markets Saturation of DXL markets Penetration of new markets Future DXL store count to 400 from 250 -- Includes 340 DXL retail and 60 DXL outlets

Florence, KY - CM EXAMPLE: CINCINNATI MARKET Springdale, OH - DXL

Represents DXLG customers shopping at Florence (CM) Represents DXLG customers shopping at the Springdale DXL Cincinnati Customer Spotting Study Florence, KY Springdale, OH East Opportunity

Florence, KY Casual Male (New DXL Opportunity) EXAMPLE: CINCINNATI MARKET – TRADE ZONES Potential Whitespace Location Springdale, OH DXL Macy’s * Darker blue areas represent higher population densities 16

ECONOMICS, RETAIL VS. OUTLETS 4-WALL STORE MODEL Year 51 DXL Retail – Large DXL Retail – Small DXL Outlet Average square feet 8,300 5,700 4,500 Sales per square foot $220 $220 $245 4-wall % of sales 27% 27% 22% 4-wall per square foot $59 $59 $54 Build-out Costs $75 $80 $50 ROI2 37% 32% 37% 1Average store pro forma estimates at maturity2ROI is defined as IRR calculated on a store four-wall basis over five years

DXL STORES INCREASING SHARE OF TOTAL STORE PORTFOLIO 2013 2014 Year # DXL Stores DXL SF # Casual Male and Rochester Stores Casual Male and Rochester Stores SF DXL SF Differential 2014 140 1,191,000 213 784,000 407,000 2015E 175 1,414,000 169 619,000 795,000 2016E 205 1,601,000 142 519,000 1,082,000 2017E 245 1,826,000 115 424,000 1,402,000 2018E 285 2,044,000 94 344,000 1,700,000 2019E 320 2,236,000 73 270,000 1,966,000 2020E 350 2,397,000 57 222,000 2,175,000

Domestic Success drives expansion of international franchise 2013 2014 No existing large-scale international Big & Tall retailer today International customer currently is underserved Recently hired experienced new SVP of International Development Will leverage successful Kuwait franchise experience to roll out multiple stores in key geographies Exploring key agreement economic terms: Royalty rate on sales target Sourcing fee for merchandise Area development fee Expect first stores to open in 2017

INCREASING OPERATING LEVERAGE 2015E based on low end of the Company’s guidance; 2016E based on internal estimates EBITDA from continuing operations is a non-GAAP measure. See Appendix A for a reconciliation from its comparable GAAP measure 19

STRONG FREE CASH FLOW* TREND 2014 2015E 2013 2012 Neg. Free Cash Flow Pos. Free Cash Flow EBITDA from Continuing Operations CAPEX / Interest *Free Cash Flow is a non-GAAP measure and is calculated by taking cash flow from operations less capital expenditures.

FINANCIAL PERFORMANCE (all periods restated for discontinued operations)

2015 SALES HIGHLIGHTS – Q3 YTD Total sales (Retail and Direct) On top of +4.8% in Q3 YTD 2014 Total comparable sales On top of +5.5% in Q3 YTD 2014 DXL comparable store sales On top of +12.3% in Q3 YTD 2014 +8.1% +10.0% +5.6%

SALES AND GROSS MARGINS Strong gross margins provide opportunity for significant sales leverage 2015E based on low end of the Company’s guidance; 2016E based on internal estimates

SG&A EXPENSE DECLINING AS % of SALES 2015E based on low end of the Company’s guidance; 2016E based on internal estimates

EBITDA & EBITDA MARGIN FROM CONTINUING OPERATIONS ($MM) 1EBITDA from continuing operations and EBITDA margin from continuing operations are non-GAAP measures. For additional information about these non-GAAP measures, including a reconciliation to their respective GAAP measures, see Appendix A attached to this presentation. 2015E based on low end of the Company’s guidance; 2016E based on internal estimates ($MM)

BALANCE SHEET 2012 2013 2014 Q3 ‘14 Q3 ‘15 Cash on hand $8.2 $4.5 $4.6 $6.1 $5.6 Inventory $104.2 $105.6 $115.2 $126.4 $133.3 Credit Facility, net of deferred debt issuance costs * -- $8.6 $18.8 $37.3 $55.9 Long-term debt, net of deferred debt issuance costs ** -- $16.5 $33.5 $35.5 $28.0 ($MM) * Unused excess availability under credit facility at October 31, 2015 was $62.8 million ** Includes Term Loan of $14.0 million and Equipment Financing Loans of $14.5 million at October 31, 2015, net of $0.5 million in deferred debt issuance costs

NON-GAAP RECONCILIATION In addition to Operating Income (Loss) determined in accordance with United States Generally Accepted Accounting Principles (GAAP), the Company uses non−GAAP financial measures, such as “EBITDA from continuing operations,” in assessing its operating performance. The Company believes that this non−GAAP measure serves as an appropriate measure to be used in evaluating the performance of its business. The Company defines EBITDA as Earnings before interest, taxes and depreciation and amortization. EBITDA from continuing operations is before discontinued operations. EBITDA and EBITDA from continuing operations as defined by the Company may not be comparable to similarly titled measures reported by other companies. The Company does not intend for non−GAAP financial measures to be considered in isolation or as a substitute for other measures prepared in accordance with GAAP. The following table provides a reconciliation of Net income (loss), on a GAAP basis, to EBITDA and EBITDA from continuing operations, on a non-GAAP basis (in millions, except EBITDA margin from continuing operations). Appendix A 27 (in millions) Fiscal 2012 Fiscal 2013* Fiscal 2014* Q3 YTD Fiscal 2014* Q3 YTD Fiscal 2015 Sales $397.6 $386.5 $414 $294.5 $318.2 Net income (loss), on a GAAP basis $6.1 $-59.8 $-12.3 $-13.8 $-7 Add back: Provision for income taxes 5.2 45.7 0.2 0.2 0.2 Interest Expense 0.6 1 2.1 1.4 2.2999999999999998 Depreciation and amortization 15.5 20.8 24 17.2 20.5 EBITDA $27.4 $7.8 $14.1 $4.9000000000000004 $16 Other income (expense) Income (loss) from discontinued operations -1.9 0.5 -1.1000000000000001 -1.3 0 EBITDA from continuing operations $29.299999999999997 $7.3 $15.2 $6.1 $16 EBITDA margin from continuing operations 7.4% 1.9% 3.7% 2.7% 5.3% * certain columns may not foot due to rounding (in millions) Fiscal 2012 Fiscal 2013* Fiscal 2014* Q3 YTD Fiscal 2014* Q3 YTD Fiscal 2015 Sales $397.6 $386.5 $414 $294.5 $318.2 Net income (loss), on a GAAP basis $6.1 $-59.8 $-12.3 $-13.8 $-7 Add back: Provision for income taxes 5.2 45.7 0.2 0.2 0.2 Interest Expense 0.6 1 2.1 1.4 2.2999999999999998 Depreciation and amortization 15.5 20.8 24 17.2 20.5 EBITDA $27.4 $7.8 $14.1 $4.9000000000000004 $16 Other income (expense) Income (loss) from discontinued operations -1.9 0.5 -1.1000000000000001 -1.3 0 EBITDA from continuing operations $29.299999999999997 $7.3 $15.2 $6.1 $16 EBITDA margin from continuing operations 7.4% 1.9% 3.7% 2.7% 5.3% * certain columns may not foot due to rounding

INVESTOR CONTACT Jeffrey Unger V. P. Investor Relations Destination XL Group, Inc. jeffunger@usa.net 561-482-9715 (o) Ÿ 561-543-9806 (c) www.DestinationXL.com